## ASSISTANCE AGREEMENT

| 1. Award No. | 2. Modification No. | 3. Effective Date | 4. CFDA No. |
|---|---|---|---|
| DE-EE0002407 | 003 | 08/25/2010 | 81.086 |

**5. Awarded To**
UQM TECHNOLOGIES, INC.
Attn: RONALD BURTON
7501 MILLER DRIVE
PO BOX 439
FREDERICK CO 805045573

**6. Sponsoring Office**
U.S. DOE/NETL
Morgantown Campus
3610 Collins Ferry Road
PO Box 880
Morgantown WV 26507-0880

**7. Period of Performance**
01/13/2010
through
01/12/2013

**8. Type of Agreement**
[X] Grant
[ ] Cooperative Agreement
[ ] Other

**9. Authority**
31 USC 6304 - See also Page 2
10 USC 2358

**10. Purchase Request or Funding Document No.**

**11. Remittance Address**
UQM TECHNOLOGIES, INC.
Attn: RONALD BURTON
7501 MILLER DRIVE
PO BOX 439
FREDERICK CO 805045573

**12. Total Amount**
Govt. Share: $45,145,534.00
Cost Share : $45,145,534.00
Total : $90,291,068.00

**13. Funds Obligated**
This action: $0.00
Total : $45,145,534.00

**14. Principal Investigator**
Luke Bokas / (303) 215-3483

**15. Program Manager**
RONDLE E. HARP
Phone: 304-285-5436

**16. Administrator**
U.S. DOE/NETL
Morgantown Campus
3610 Collins Ferry Road
PO Box 880
Morgantown WV 26507-0880

**17. Submit Payment Requests To**
OR for NETL (Morgantown)
U.S. Department of Energy
Oak Ridge Financial Service Center
P.O. Box 4787
Oak Ridge TN 37831

**18. Paying Office**
OR for NETL (Morgantown)
U.S. Department of Energy
Oak Ridge Financial Service Center
P.O. Box 4787
Oak Ridge TN 37831

**19. Submit Reports To**
See Attachment 3
Reporting Requirements
Checklist

**20. Accounting and Appropriation Data**
See Schedule

**21. Research Title and/or Description of Project**
RECOVERY ACT - HIGH OUTPUT PROPULSION MANUFACTURING

| For the Recipient | | For the United States of America | |
|---|---|---|---|
| 22. Signature of Person Authorized to Sign: /s/Donald A. French | | 25. Signature of Grants/Agreements Officer: Signature on File | |
| 23. Name and Title: Donald A. French | 24. Date Signed: 08/25/2010 | 26. Name of Officer: Kelly A. McDonald | 27. Date Signed: 08/25/2010 |

NAME OF OFFEROR OR CONTRACTOR
UQM TECHNOLOGIES, INC.

| ITEM NO. (A) | SUPPLIES/SERVICES (B) | QUANTITY (C) | UNIT (D) | UNIT PRICE (E) | AMOUNT (F) |
|---|---|---|---|---|---|
| | DUNS Number: 045406626<br>DOE Award Administrator: Jodi Collins / jodi.collins@netl.doe.gov / (304) 285-1390<br>Recipient Business Point of Contact: Donald French / dfrench@uqm.com / 303-278-2002<br><br>Block 9. Authority:<br>PL 95-91 DOE Organization Act, PL 111-5 American Recovery and Reinvestment Act of 2009 and PL 109-58 Energy Policy Act 2005<br><br>Budget and Project Period: 01/13/2010 - 01/12/2013<br>ASAP: NO Extent Competed: COMPETED Davis-Bacon Act: YES PI: Luke Bokas | | | | |

The purpose of this amendment is to amend the CONDITIONS ON AWARD article. Accordingly, the following change is hereby made to the subject award:

1. The text under **CONDITIONS ON AWARD,** Paragraph c. Total Estimated Cost of Project, is deleted in its entirety and replaced with the following text:

   "The estimated cost of the award is based on the Recipient's application dated May 19, 2009. The estimated cost is subject to definitization within **two-hundred thirty-nine (239)** days of the award date. DOE and Recipient agree that the estimate may be adjusted based on the results of the accounting system review and other matters affecting the estimate that are identified during the definitization period. If the parties cannot mutually agree to a final estimated project cost, either party may declare the award terminated by mutual agreement of the parties upon written notice to the other party."

2. Except as provided herein, all terms and conditions of the award shall remain unchanged and in full force and effect.

**End of Amendment 003**